Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements (Forms S-8 Nos. 33-20275, 33-57327, 33-40652, 33-40653, 333-64431, 333-67627, 333-67631, 333-82735, 333-89303, 333-46560, 333-52388, 333-52390, 333-53610, 333-53616, 333-57478, 333-98761, 333-100862, 333-104245, 333-117802 and Forms S-3 Nos. 333-126738 and 333-100861) of Southwest Airlines Co. and in the related Prospectuses of our report dated January 30, 2006, except for Note 1 - "Changes in Accounting", as to which the date is August 9, 2006, with respect to the consolidated financial statements of Southwest Airlines Co. included in this Current Report on Form 8-K for the year ended December 31, 2005.

Dallas, Texas
August 9, 2006